Exhibit 99.1

8/8/2006 6:39:09 PM

The Power of People and Ideas Investor Presentation August 9, 2006

Agenda Metaldyne Overview Sales Update Financial Review Technology Update Q&A

Safe Harbor Statement This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof. Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries. In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities. We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

The Power of People and Ideas Metaldyne Overview

Key Attributes 22 plants (2 joint), 11 countries, 1 foreign JV, and 4,100 employees Three business units focused on predominantly proprietary technologies in such areas as powder metal, forged powdered metal, NVH, and exhaust capabilities Technology provides differential and premium price/margin Solid financial performance and track record Declining compensation to sales ratio Powertrain Sintered Products Vibration Controls Powertrain Products Group Overview Key Attributes 12 plants (2 joint), 7 countries, and 2,700 employees Three business units focused on mini corner technology / growth Maximizing New Castle integration Growing Mexican and Asian footprint Leveraging Ford EUCD in Europe Chassis NC-M Operations Chassis Products Chassis Europe

Summary of Metaldyne Performance REVENUE Adjusted EBITDA CAPEX Discussion Points Revenue growth despite Big Three market share losses and troubled economic environment. Growing EBITDA over last four years despite economic challenges and heavy leasing to finance large book of business growth. CAPEX stabilizing after above normal expenditures to change business model. Business model maturing – 2006 expected to provide solid EBITDA growth and CAPEX reduction. Continuing Operations (excludes NA Forging) $1,177$1,695$1,887$0$500$1,000$1,500$2,000$2,500200320042005$116$140$112$0$25$50$75$100$125$150$175200320042005$93$146$161$0$50$100$150$200$250200320042005

YTD 2006 Highlights

Market Performance

- $152.6 Million YTD 2006 in new business awards
  - Awarded Con Rods for Asian OEMs
  - Awarded Isolation and Pulley Assembly for an Asian OEM

Other Key Initiatives

- Successful Chery Tech Day held on June 14, 2006
  - 200+ Chery engineers and executive attended
  - Follow up visit to Metaldyne Plymouth headquarters
  - Significant interest generated at Chery in the following products

– BSM	- Dampers
– Gears	- Water Pumps
– Oil Pumps	- Conventional PM parts
– Con Rods	- Clutch Modules
– Valve Bodies	- Main Bearing Caps

- Bought out additional $3.9 million of operating leases
  - Adds $1 million a year going forward to EBITDA

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Sales expected to grow at 2.6x NAFTA growth rate Source: Metaldyne 2006-2009 Forecast, Roland Berger 2006-2009 CAGR Key takeaway Metaldyne expects strong sales growth to foreign OEMs with production in NAFTA – 35% CAGR from 2006-2009 Transplants GM Ford DCX 35% 2% 6% -2% 6% Total 17.0 2006-2009 CAGR NAFTA vehicle production by manufacturer (m units) 15.8 Transplants GM Ford DCX 5% 1% 1% 2% 2.3% Total Metaldyne plans to grow sales by 6% from 2006 to 2009 Other 9% 200620095.15.94.64.73.33.42.83.020062009

1) Passenger cars and light vehicles 26% 9% 22% 14% 5% 16.915.820042012NAFTA Europe Japan/Korea 0.8% p.a. China x% = Estimated worldwide market share of vehicle production 2012 3.62.5200420124.7% p.a. 23.320.0200420121.9% p.a. 9.14.7200520128.6% p.a. 14.813.0200420121.6% p.a. South America 9% 15% Source: Q1 2006 CSM Forecasts; Roland Berger analysis Overall Industry Overview Vehicle production1) 2004-2012 (m units) Estimated global CAGR of 2.4% from 2004 to 2012 Metaldyne continues to participate in growing markets

The Power of People and Ideas Sales Update

Technology and Innovation Revenue in $000s 05001000150020002500300020012002200320042005

2006 Customer Mix 8% Asian OEMs 17% Asian OEMs (1) Sales to end vehicle platforms (sees through Tier 1 sales relationships) (2) Includes sales that are currently being manufactured; business that has been “awarded” (with a purchase order and/or letter of intent in Company possession); “highly probable” quoted business that has a prototype order or an encouraging letter from the customer; and other “tracking” business that has been quoted to the customer 2009 $ inmils. Ford21%General Motors12%Other23%DCX27%Honda3%Toyota4%Hyundai5%Ren/Nis5%DCX37%Ford21%General Motors12%Other21%Ren/Nis2%Honda1%Toyota2%Hyundai3%PSA1%

2006 New Program Launches 35.6 Connecting Rods 160.9 Other 10.6 Wheel Hubs 30.7 Balance Shaft Modules 64.3 Differential Gears/Assemblies 25.2 Valve Bodies 16.3 Dampers 8.6 Control Arms 41.6 Knuckles/Mini Corner Modules Peak Sales (millions) 2006 New Program Launches 2006 New Program Launches Approximately $400 million Differential Case Assemblies Mini Corner Assemblies Valve Bodies Connecting Rods Balance Shaft Modules

Revenue Growth vs. Ford/GM

Metaldyne Net Sales vs. Ford/GM Build



CAGR 2001-2005
as % of 2001 figures
200
180
160
140
120
100
80
60
40
20
0
2001
2002
2003
2004
2005
16.5%
8.9%
(2.9%)
Ford/GM Production
Metaldyne Sales w/Divestitures/Acquisitions
Metaldyne Sales w/o Divestitures/Acquisitions

- **Metaldyne has increased sales over last five years despite overall production declines from the two market share leaders**
- **Ford and GM continue to outsource significant programs to Metaldyne; value added content continues to offset GM/Ford production declines**

Source: Metaldyne

"Ford/GM Production" defined as NAFTA Light Vehicle Forecast

"Diversified/Acquisitions" includes Livonia Fittings, Rome, Bedford Heights and New Castle, Greensboro

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 Asian-based resources focus on balancing customer base - Asian shift underway Forecast of 20% of sales by 2010 (vs. 10% in 2006 vs. 5% in 2001) Transitioning to Asia-based supply - 10% of Metaldyne sales locally in Asia by 2010 (vs. nil in 2001) Metaldyne Asian Growth Metaldyne Asian OEM/Asian Sales Forecast (as of Q2 2006) (includes In Production, Awarded, Hi Prob, Tracking for supply to Asian OEM and Other OEMs sales in Asian market) $197.7M $237.1M $298.5M $443.5M $488.3M

Facility Update – Suzhou, ChinaRibbon Cutting June 13, 2006 Occupation June 24, 2006 Handover July 21, 2006 Damper and Chassis Areas Plant Entrance Quality Lab

The Power of People and Ideas Financial Review

2006 Second Quarter Revenue 2005 2006 2006 Q2 Guidance $507 $506 $500-$510 $Mils. HIGHLIGHTS Metaldyne revenue essentially flat versus 2005 DCX shutdown JR platform for model changeover – negative impact of approx $10M for quarter Metaldyne has been awarded successor program to JR, which launches in Q3 Big 3 production down 1.1% versus 2005 Second Quarter Actual $0$100$200$300$400$500$600

2006 Second Quarter Adjusted EBITDA20052006 2006 Q2 Guidance $58 $55 $55-$60 $Mils. HIGHLIGHTS Non-cash fixed asset loss of $2.2 million in Q2 2006 Note that Q2 2006 guidance did not include a forecast for non-cash fixed asset losses FAS 106 gain of $2.6 million in Q2 2005 Specific bridge of variances are included in the appendix $50 $40 $30 $20 $10 $0 Second Quarter Actual $60

7-02-06 Metaldyne Capitalization

($ in millions)

	7-02-06
Working Capital Revolver	35.0
Term Loan D	374.7
10.0% Senior Notes	150.0
IRBs / Other Foreign Debt and Capital Leases	27.4
Subtotal, Senior Secured Debt	587.1
DCC Seller Sub Note	31.7
11% Senior Subordinated Notes	250.0
Total Debt	868.8
Series A Preferred	74.6
Series B Preferred	31.5
DCC Seller Preferred	81.4
Common Equity	198.0
Total Equity	385.5
Total Capitalization	1,254.3
Memo: A/R Securitization	66.5
Total Debt + A/R Securitization	935.3
Key Financial Ratios:	
LTM Bank EBITDA	201.9
Total Debt/LTM Bank EBITDA	4.63x
Leverage Ratio for Covenants	5.25x
LTM Bank EBITDA/LTM Cash Interest	2.03x
Coverage Ratio for Covenants	1.75x

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Daily Net Undrawn Commitments Proforma impact of NAF sale, bank amendment and Term D raise Note: Net Undrawn Commitments above include cash on hand Notes Trough liquidity has improved since NA Forging sale and new Term D raise Although debt level reduced by $10.3 million in Q2 versus Q1, our undrawn commitments decreased by $12.8 million Key driver: decreased liquidity from AR securitization driven by customer ratings quality (e.g. Ford) and higher customer concentrations with NA Forgings receivables removed from the facility 020406080100120140160180200Q1Q2Q3Q4'04'05'06

The Company is seeking to refinance its existing working capital revolving credit facility in order to: Extend debt maturities Reduce the Company’s interest obligations Enhance Metaldyne’s financial flexibility New Financing Overview SourcesSynthetic Revolving Credit Facility$37.0 Revolving Credit Facility0.0Total Sources$37.0UsesRefinance Existing Working Capital Revolving Credit Facility $35.0Fees and Expenses2.0Total Uses$37.0

Q3 2006 Preliminary Outlook

($ in millions)

	Third Quarter	
	2006 Guidance	2005 Actual
Sales from Continuing Operations................	$440 - $450	$443
Operating Profit from Continuing Operations...	9 - 12	10
Adjusted EBITDA from Continuing Operations.	35 - 40	38

Notes

- 2005 Q3 Operating Profit and Adjusted EBITDA include a $2.4 million FAS 106 curtailment gain and a $1.1 million Fixed Asset Loss. 2006 Q3 has no FAS 106 benefit or Fixed Asset Loss forecasted.

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The Power of People and Ideas Technology Update

Competitive Advantage Through Product and Process Innovation Balance Shaft Modules Clutch Modules Connecting Rods Valve Bodies Mini Corner Assemblies Damper / Isolation Pulleys Differential Case Assemblies

Single Mass Dual Mode Damper C/S Bending Damper Toyota first introduced the Bending damper in 1989 to address C/S Bending A second damper was added to the torsion damper that works in the radial direction This approach adds mass to the end of the crankshaft The added mass lowers the crankshaft bending frequency This intern lowers resonant frequencies and pulls additional vibration modes into the engine speed range that must be dealt with Traditional Solution to C/S Bending Existing Torsion Damper Bending Damper Added Torsion Bending

C/S Bending Damper Metaldyne has developed a patented design which utilizes the existing Torsion Damper When combined with the structural design of the hub, overall engine NVH can be significantly influenced Torsional Fluctuations Torsional Cancellation Bending Fluctuations Metaldyne defined “Roll Mode” Translated Bending Cancellation Vertical Direction Lateral Direction Axial Direction Pat. # 5,231,893

C/S Bending Damper Tuning can be changed by modifying the rubber section geometry while keeping the same rubber compound Structural design stiffness of the hub and ring can also be used to impact the bending tuning Patented Single Mass Dual Mode Damper Design

Elimination of weight and cost by utilizing Metaldyne technology (Pat. # 5,231,893) for tuning a single mass damper in both torsion and bending. C/S Bending Dampers Competitor’s heavier dual mass dual mode damper with an extra damper needed for tuning. Testing has demonstrated that the SMDM can outperform the DMDM on engine applications Testing results showed improvement with a single-mass dual-mode damper in both overall vibration levels and subjective NVH listening studies Crank Nose Vertical Bending Vibration 2000650030004000500060002500350045005500rpm0701020304050605152535455565Amplitudegtr2444pr1h_sCrank Nose X2204_6_sCrank X2204_3_sCrank Xstock_sCrank XNo Damper Torsion only SMDM DMDM DMDM SMDM

C/S Bending Damper Single Mass / Dual Mode Dampers Metaldyne’s patented design* allows, through proper configuration and selection of rubber and component design, damping of both Torsional and Bending vibrations with a single inertial mass. Realized Benefits Reduced Weight Reduced Inertia Eliminates torsional interaction of the dual mass bending damper Improved NVH Characteristics Reduced Parasitic Power Loss Reduced CostUS Patent Number: 5,231,893

Value Proposition:
Why Sinter Forged Technology for Connecting Rods?

Proven Diesel & Gasoline Applications (85Hp/L or 63kW/L)
High Material UTS, Yield and Cyclic Fatigue Properties
Reduced Reciprocating and Rotating Mass
Best in Class Weight Control for Improved NVH
Near Net Shape Forming - High Material Utilization
Design Flexibility for Weight Optimization
Improved Dimensional Capability
Minimal Crank Bore Deformation at Fracture Split
Crank Bore Reassembly Roundness (low residual stress)
Less Finishing Operations and Machine Stock
Forging and Machining Process Robustness



STEEL FORGE
Rough Part
Machining & Assembly
SINTER FORGE
Rough Part
Machining & Assembly
Cost Savings Opportunity + Engineering Value
$ Total Cost



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Sinter Forged Technology - Material & Design C70 HS150TM HS160HS170High Fatigue Strength Material Design Optimization Pin End Design Optimization Crank End 100%130%133%139%0%25%50%75%100%125%150%Relative Fatigue Strength (%)010203040506070Scatter (MPa)

Steel Forging Sinter Forge Sinter Forged Technology - Material Utilization Efficiency Less material Less forming strokes Increased tool life Improved die dimensional capability Improved weight control Significant reduction in machining Preform ≈ ± 2.0 g

Sinter Forged Technology - Value



Maximized Material Utilization
Raw Material
Rough Formed Part
Finish Machined Part
Material Mass (grams)
1800
1600
1400
1200
1000
800
600
400
200
0
42% Util
85% Util
Forged Steel
Metaldyne Powder Forged Technology

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Sinter Forged Technology - Near Net Forming



Sinter Forge Technology
Forming Advantage
Formed
Small End
Pin Bore
Minimal Crank Bore
Machine Stock
Minimal Bolt Seat
Machine Stock
No Draft
Angle or Trim
Line
Mechanical
Broach Fracture
Notch (no laser
etch required)
Simple V-Block
Fixturing
No Back-Counter
Bore Machining
Required
Forged-in
Chamfers on
Datum or non-
Datum Side
Minimal Thrust
Face Machine
Stock

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Sinter Forged Technology - Weight Control



Weight Variation (grams)
Powder Forging
Drop Forging
74% Decrease
64% Decrease
67% Decrease
55% Decrease
1.87
3.6
10.1
0.62
1.87
13
Sigma
Range
Sigma
Range
Pin End
Crank End

Sinter forging advantage - Reduced balancing moment variation

Smaller range and tighter distribution within the range

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Global Connecting Rod Production



World Cylinder Production
Number of Cylinders
350,000,000
300,000,000
250,000,000
200,000,000
150,000,000
100,000,000
50,000,000
0
2005
2006
2007
2008
Calendar Year
I6
I3
V8
V6
I4



Metaldyne Con Rod Production
Number of Cylinders
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
2003
2004
2005
2006
Calendar Year
V8
V6
I4

- I4 Engines continue to see significant growth (12% from 2006-10)
- I4 Engine market share is 64%
- I4 Engine growth primarily in developing countries

- Metaldyne production is heavily weighted to V6 and V8 engine production
- I4 engines dominate Europe, Asia and developing markets
- Metaldyne's new technologies and processes are accelerating growth in the I-4 market

Source: AUTOFACTS Global Light Vehicle Outlook 2006 Q2 Release

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The Power of People and Ideas Q&A

The Power of People and Ideas Appendix

Q2 2006 Performance

($ in thousands)

	Three Months Ended			Six Months Ended		
Sales	Q2 2006	Q2 2005	% Variance	Q2 2006	Q2 2005	% Variance
Chassis Group	$261,141	$273,749	-4.6%	$521,219	$531,592	-2.0%
Powertrain Group	244,477	232,856	5.0%	488,653	464,385	5.2%
Total Sales	505,618	506,605	-0.2%	1,009,872	995,977	1.4%
Segment EBITDA - As Reported						
Chassis Group	$32,896	$25,116	31.0%	$48,674	$46,643	4.4%
Powertrain Group	29,166	34,705	-16.0%	62,405	68,515	-8.9%
Total Segment Adjusted EBITDA	62,062	59,821	3.7%	111,079	115,158	-3.5%
Less: Corporate Expenses	(7,007)	(2,130)	229.0%	(9,142)	(6,025)	51.7%
Total Company Adjusted EBITDA From Continuing Operations[1]	55,055	57,691	-4.6%	101,937	109,133	-6.6%
% Margin	10.9%	11.4%	-0.5%	10.1%	11.0%	-0.9%
Memo Items:						
Restructuring charges	324	367	-11.7%	402	1,619	-75.2%
Fixed Asset losses	2,216	301	636.2%	7,828	332	2257.8%
Foreign currency (Gain)/Loss	297	8	3612.5%	1,625	(351)	-563.0%
FAS 106/87 curtailment (Gain)/Loss	-	(2,577)	-100.0%	165	(4,657)	-103.5%

[1]The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and interest, taxes, depreciation, amortization, asset impairment, non-cash losses on sale-leaseback of equipment and non-cash restricted stock award expense.

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Operating Groups – Q2 2006 Results

	Chassis Group Q2 2006 versus 2005	
	Sales	EBITDA
Q2 2005 Actual	$273.7	$25.1
Net Volume/Loss Business/Productivity	(13.7)	(2.6)
Material/Net Cost Reductions	(1.6)	5.3
Exchange	0.6	0.1
Lease Expense	-	0.6
Resolution of Commercial Dispute	-	4.1
Other	2.0	(1.3)
Subtotal	261.0	31.3
Fixed Asset Losses	-	1.6
Q2 2006 Actual	$261.1	$32.9

	Powertrain Group Q2 2006 versus 2005	
	Sales	EBITDA
Q2 2005 Actual	$232.9	$34.7
Net Volume/Loss Business/Productivity	5.9	0.6
Material/Net Cost Reductions	4.2	(0.1)
Exchange	0.9	0.3
Lease Expense	-	1.8
Launch Related Activity	-	(2.9)
Other	0.6	(1.8)
Subtotal	244.5	32.6
Fixed Asset Losses	-	(3.4)
Q2 2006 Actual	$244.5	$29.2

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Corporate Bridge

($ in millions)

	Q2 2005 vs. 2006 EBITDA
Q2 2005 Actual	**($2.1)**
FAS 106/87 Gain	(2.6)
SOX 404 Efforts	(0.2)
Foreign Currency Loss	(0.3)
Interest Income Decrease	(0.2)
Other	(1.6)
Q2 2006 Actual	**($7.0)**

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Income Statement

($ in millions – except per share data)

	Three Months Ended Q2 2006	Three Months Ended Q2 2005	Six Months Ended Q2 2006	Six Months Ended Q2 2005
Net sales	$505.6	$506.6	$1,009.9	$996.0
Cost of sales	449.3	445.5	913.8	883.4
Gross profit	56.3	61.1	96.0	112.6
Selling, general and administrative expenses	29.4	30.1	57.9	55.9
Restructuring Charges	0.3	0.4	0.4	1.6
Operating profit	26.5	30.6	37.8	55.1
Other expense, net:				
Interest expense	24.2	21.7	48.1	44.3
Preferred stock dividends	9.1	5.6	15.6	11.0
Equity income/gain on sale	(0.7)	(1.0)	(1.6)	(1.6)
Other, net	5.0	2.0	9.8	3.6
Other expense, net	37.6	28.3	71.9	57.3
Income (loss) from continuing operations before income taxes	(11.1)	2.3	(34.1)	(2.2)
Income tax expense (benefit)	5.5	1.7	10.5	0.1
Loss from continuing operations	(16.5)	0.6	(44.6)	(2.3)
Loss from discontinued operations (net of tax of zero for the three and six months ended July 2, 2006; and $(0.3) and $(0.6) for the three and six months ended July 3, 2005, respectively)	0.0	(0.5)	(0.4)	(1.1)
Loss on discontinued operations (net of tax of zero)	-	-	(6.9)	-
Net loss attributable to common stock	(16.5)	0.1	(51.9)	(3.4)
Basic and diluted loss per share:				
Loss from continuing operations less preferred stock dividends	$ (0.39)	$ -	$ (1.04)	$ (0.07)
Loss from discontinued operations	-	-	(0.01)	(0.01)
Loss on discontinued operations	-	-	(0.16)	-
Net loss attributable to common stock	$ (0.39)	-	$ (1.21)	(0.08)

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Summary Balance Sheet

($ in millions)

	Q2 2006	Q4 2005	Change
Cash and investments	$5.8	$3.7	$2.1
Receivables	156.6	139.9	16.7
Inventories	85.9	84.3	1.6
Other current assets	44.5	40.6	3.9
Assets of discontinued operations	-	116.6	(116.6)
Total current assets	$292.8	$385.1	($92.3)
Property and equipment, net	667.4	630.4	37.0
Goodwill	594.0	584.0	10.0
Other assets	236.2	247.4	(11.2)
Total assets	$1,790.4	$1,846.9	($56.5)
Accounts payable	250.7	261.1	(10.4)
Accrued liabilities	125.1	123.9	1.2
Liabilities of discontinued operations	-	70.6	(70.6)
Long-term debt, including current portion	864.7	857.3	7.4
Long term liabilities	164.4	142.8	21.6
Redeemable preferred stock	187.5	171.9	15.6
Total liabilities	$1,592.4	$1,627.6	($35.2)
Shareholders equity	198.0	219.3	(21.3)
Total liabilities and shareholders equity	$1,790.4	$1,846.9	($56.5)
Memo: Debt			
Long-term debt	864.7	857.3	7.4
NA Forging IRB	-	7.5	(7.5)
NA Forging Capital Leases	-	0.3	(0.3)
Unamortized discount	4.1	4.2	(0.1)
A/R Securitization Facility	66.5	83.4	(16.9)
Total Debt	$935.3	$952.7	($17.4)

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Summary Cash Flow Statement

($ in millions)

	Q2 YTD 2006	Q2 YTD 2005
Net Loss	$ (51.9)	$ (3.4)
Depreciation and amortization	65.8	52.5
Debt fee amortization	2.8	1.6
Fixed asset losses	7.8	0.3
Loss from discontinued operations, net of tax	0.4	1.1
Loss on discontinued operations, net of tax	6.9	-
Deferred income taxes	0.3	(11.5)
Preferred stock dividends	15.6	11.0
Non-cash interest expense	0.2	0.1
Equity earnings from affiliates, net of dividends	(1.6)	(1.6)
Curtailment (gain) loss on elimination of certain benefits	0.2	(4.6)
Discontinued operations	(1.6)	10.0
Other, net	(0.7)	(0.5)
AR Securitization	(16.8)	38.6
Changes in working capital	(2.9)	(31.2)
Change in other long-term assets	(1.0)	(3.0)
Change in other long-term liabilities	(5.9)	(4.2)
Net cash provided by operating activities	17.4	55.4
Capital expenditures	(47.1)	(54.2)
Repurchase of leased assets	(40.0)	-
Proceeds from sale/leaseback of fixed assets	-	16.4
Reimbursement from acquisition of bus., net of cash recvd	-	8.0
Discontinued operations investing activities	(2.5)	(5.0)
Proceeds from sale of discontinued operations	69.1	-
Net cash used for investing activities	(20.5)	(34.9)
Proceeds from term loan facilities	58.9	-
Principal payments of term loan facilities	(25.5)	(0.4)
Proceeds of revolving credit facility	146.0	215.0
Principal payments on revolving credit facility	(169.6)	(228.5)
Proceeds of other debt	4.3	3.0
Principal payments of other debt	(6.5)	(8.8)
Capitalization of debt refinancing fees	(2.3)	-
Issuance of stock options	0.1	-
Discontinued operations financing activities	-	(0.1)
Net cash provided by (used for) financing activities	4.5	(19.9)
Effect of exchange on cash	0.9	(0.5)
Net decrease in cash	2.1	0.0
Cash and cash equivalents, beginning of period	3.7	-
Cash and cash equivalents, end of period	$ 5.8	0.0

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Metaldyne Undrawn Commitments at 7-02-06

($ in millions)

Revolving Credit Commitment	$200.0
Amount Outstanding	(35.0)
Letters of Credit	(53.2)
Undrawn Revolver Commitments	111.8
AR Securitization Gross Availability	75.5
AR Securitization Outstanding	(66.5)
AR Securitization Net Availability	8.9
Total Net Undrawn Commitments Available	$120.7
Net Cash	5.8
Net Commitments Available incl. Cash	$126.5
Adjustment Based Upon Leverage	-
Net Liquidity Available incl. Cash	$126.5

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Net Loss to EBITDA Bridge

($ in Millions)

	Three Months Ended Q2 2006	Three Months Ended Q2 2005	Six Months Ended Q2 2006	Six Months Ended Q2 2005
Net loss	$ (16.5)	$ 0.1	$ (51.9)	$ (3.4)
Income tax (benefit) expense	5.5	1.7	10.5	0.1
Loss from discontinued operations, net of tax	-	0.5	0.4	1.1
Loss on discontinued operations, net of tax	-	-	6.9	-
Interest expense	24.2	21.7	48.1	44.3
Depreciation and amortization in operating profit	28.9	26.4	65.7	52.6
Preferred stock dividends and accretion	9.1	5.6	15.6	11.0
Equity income from affiliates, net	(0.7)	(1.0)	(1.6)	(1.6)
Certain items within other, net	4.6	2.7	8.2	5.0
Adjusted EBITDA from continuing operations	$ 55.1	$ 57.7	$ 101.9	$ 109.1

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Net Loss to Bank EBITDA Bridge

($ in Millions)

		Q2 2006
Q2 Net loss (including discontinued operations)	$	(16.5)
Income tax expense		5.5
Gain from discontinued operations, net of tax		(0.0)
Loss on discontinued operations, net of tax		-
Interest charges		24.2
Depreciation and amortization (inc. amortization of loss on sale-leasebacks)		30.6
Foreign currency translation loss		0.3
Amortization of other non-cash items		0.4
Preferred stock dividends and accretion		9.1
Deferred Financing Costs on Sale-Leaseback Arrangements		0.0
Loss on abandonment of fixed assets		2.2
Losses incurred in connection with sale of A/R		1.7
Heartland monitoring fee		1.0
Q2 2006 Bank EBITDA	$	58.6
Q1 2006 Bank EBITDA		55.9
Q4 2005 Bank EBITDA		42.4
Q3 2005 Bank EBITDA		44.5
Expenses related to sale-leaseback repurchases		7.8
North American Forging Divestiture - LTM EBITDA		(7.3)
Consolidated Bank EBITDA for LTM ended July 2, 2006	**$**	**201.9**

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NA Big Three Production

	Q1			Q2			Q3			Q4			Total		
	2005 A	2006 A	% Change	2005 A	2006 A	% Change	2005 A	2006 F	% Change	2005 A	2006 F	% Change	2005 A	2006 A/F	% Change
Daimler Chrysler	684	661	-3.4%	784	768	-2.0%	675	645	-4.4%	649	727	12.0%	2,792	2,801	0.3%
Ford	924	860	-6.9%	918	909	-1.0%	734	722	-1.6%	804	766	-4.7%	3,380	3,257	-3.6%
General Motors	1,150	1,236	7.4%	1,211	1,204	-0.6%	1,115	1,038	-6.9%	1,252	1,104	-11.8%	4,728	4,581	-3.1%
Total NA Big Three Production	2,758	2,756	-0.1%	2,913	2,881	-1.1%	2,524	2,405	-4.7%	2,705	2,597	-4.0%	10,900	10,639	-2.4%

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Detail of Cash Flow Components

2006 Summary

	Q1	Q2
Employment Benefit Plan Funding:		
Pension Expense..................................	1.5	1.3
Pension Contribution..............................	(4.7)	(5.7)
Difference..	(3.2)	(4.4)
Accounts Receivable Programs:		
Non Contractual Acclerated Collections....	22.3	18.2
Contractual Acclerated Collections..........	28.7	28.2
Foreign Factoring....................................	50.8	53.2
Net Cash Taxes..	(4.2)	(11.1)

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